                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        1/31

Date of reporting period:       7/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Opportunity Fund

Semiannual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The portfolio can leverage, or borrow money against, up to 20% of its total assets to buy additional securities. This could result in a lower net asset value than if the portfolio had not borrowed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.32%	14.07%	7.91%	4.34%	6.30%
Class B	1.01%	13.14%	7.04%	3.52%	5.45%
Class C	.93%	13.18%	7.07%	3.55%	5.48%
CS First Boston High Yield Index+	1.81%	14.09%	11.18%	6.63%	7.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/04	$ 9.15	$ 9.15	$ 9.15
1/31/04	$ 9.41	$ 9.41	$ 9.42
Distribution Information: Six Months: Income Dividends as of 7/31/04	$ .39	$ .35	$ .35
July Income Dividend	$ .0714	$ .0648	$ .0652
SEC 30-Day Yield as of 7/31/04**	7.50%	6.99%	7.00%
Current Annualized Distribution Rate as of 7/31/04**	9.36%	8.50%	8.55%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 7.48%, 6.90% and 7.00% for the Class A, B and C shares, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - High Current Yield Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	417	14
3-Year	163	of	342	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Opportunity Fund - Class A [] CS First Boston High Yield Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,894	$12,002	$11,811	$15,661
	Average annual total return	8.94%	6.27%	3.39%	5.70%
Class B	Growth of $10,000	$11,014	$12,073	$11,814	$15,373
	Average annual total return	10.14%	6.48%	3.39%	5.45%
Class C	Growth of $10,000	$11,318	$12,275	$11,906	$15,404
	Average annual total return	13.18%	7.07%	3.55%	5.48%
CS First Boston High Yield Index+	Growth of $10,000	$11,409	$13,742	$13,784	$17,401
	Average annual total return	14.09%	11.18%	6.63%	7.20%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends an capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all of the periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns shown for Class AARP shares for the period prior to October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/04
Scudder High Income Opportunity Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	1.45%	14.41%	8.28%	4.72%	6.65%
Class S	1.46%	14.38%	8.21%	4.63%	6.60%
CS First Boston High Yield Index+	1.81%	14.09%	11.18%	6.63%	7.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

*The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 7/31/04	$ 9.21	$ 9.15
1/31/04	$ 9.48	$ 9.41
Distribution Information: Six Months: Income Dividends as of 7/31/04	$ .40	$ .40
July Income Dividend	$ .0735	$ .0735
SEC 30-day Yield as of 7/31/04**	8.07%	8.04%
Current Annualized Distribution Rate as of 7/31/04**	9.58%	9.64%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 8.06% for the Class AARP shares had certain expenses not been reduced.
Class S Lipper Rankings - High Current Yield Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	417	11
3-Year	138	of	342	41
5-Year	109	of	270	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Income Opportunity Fund - Class S [] CS First Boston High Yield Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$11,441	$12,695	$12,595	$16,847
	Average annual total return	14.41%	8.28%	4.72%	6.65%
Class S	Growth of $10,000	$11,438	$12,670	$12,537	$16,771
	Average annual total return	14.38%	8.21%	4.63%	6.60%
CS First Boston High Yield Index+	Growth of $10,000	$11,409	$13,742	$13,784	$17,401
	Average annual total return	14.09%	11.18%	6.63%	7.20%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class A, B, C and S shares. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,013	$ 1,010	$ 1,009	$ 1,015	$ 1,015
Expenses Paid per $1,000*	$ 6.71	$ 10.85	$ 10.74	$ 5.53	$ 5.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,018	$ 1,014	$ 1,014	$ 1,020	$ 1,019
Expenses Paid per $1,000*	$ 6.73	$ 10.88	$ 10.77	$ 5.55	$ 5.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class B	Class C	Class AARP	Class S
Scudder High Income Opportunity Fund	1.34%	2.17%	2.15%	1.11%	1.11%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Opportunity Fund's strategy and the market environment during the six-month period ended July 31, 2004.

Q: How did the high-yield bond market perform during the period?

A: Continuing the trend that has been in place since late 2002, high-yield bonds provided favorable performance during the past six months. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund's benchmark - returned 1.81%, well ahead of the 0.34% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1 year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Despite concerns about rising interest rates, higher commodity prices and geopolitical tensions during the period, the high-yield market performed well, as the positive underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, high yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of July, Moody's 12-month rolling default rate stood at 2.9%, compared with 5.1% six months ago and 5.8% at the end of July 2003.2 In addition to lower defaults, recovery rates increased.3 Finally, the ratio of rating upgrades to downgrades has improved significantly.4 This number exceeded 1.0 at the end of July - another indication of the market's improved fundamentals.

2 Source: Moody's Investors Service.
3 The recovery rate is the amount investors recover when a bond defaults.
4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

These favorable fundamentals were reflected in the falling level of the high-yield market's yield spread versus Treasuries.5 At the close of the period, the spread stood at 448 basis points (4.48 percentage points), versus 469 basis points six months earlier, and 625 basis points one year ago. Falling yield spreads indicate that the market perceived less risk in the asset class.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q: How did the fund perform?

A: Scudder High Income Opportunity Fund Class A shares produced a total return of 1.32% for the six months ended July 31, 2004. The fund underperformed the 1.81% return of the CS First Boston High Yield Index, but it outperformed the 0.65% average return of the 427 funds in Lipper's High Current Yield Funds category.6 For the one-year and three-year periods, the fund's Class A shares finished in the top 14% and 48%, respectively, of the Lipper peer group.7 The fund's average annualized total return during the one- and three-year intervals was 14.07% and 7.91%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for performance of other share classes and more complete performance information.)

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.
7 The fund ranked 107, 58, and 163 for the 1-year and 3-year periods as of July 31, 2004. There were 417 and 342 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of July 31, 2004.

Q: How did individual security selection affect performance?

A: Adding to performance was security selection in Georgia-Pacific Corp., GEO Specialty Chemicals, Inc., Equistar Chemicals LP, ARCO Chemical Co., Dex Media East LLC/Financial, FINOVA Group, Inc. and Petro Stopping Centers. Georgia-Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value.8 The bond prices of the chemical companies GEO Specialty, Equistar and ARCO, rallied from undervalued levels following indications of improved demand and pricing in the chemical sector. Dex Media, a diversified media company that has been a consistent strong performer over past quarters, was also a positive contributor to performance for the period. Dex is one of the portfolio's largest holdings. An underweight in FINOVA, a financial services company, helped fund returns as the bonds depreciated in price during the period. The bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first when the company's existing bonds were called at a premium, and second when the newly issued bonds traded up in value. Overseas holdings also helped performance. These included the European steel company IPSAT Europe, Fage Dairy Industry SA - a Greek food and dairy company, and Argentine government bonds.

8 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Securities that detracted from performance for the period included Dobson Communications Corp., Qwest Corp., Calpine Corp. and MCI, Inc. Dobson Communications - a wireless company in which the fund holds an overweight position - reported lower-than-expected financial results during the period, which resulted in the bonds' drifting lower in price. We have since pared back the fund's position in Dobson. Qwest, a US telecommunications company and the portfolio's largest holding, had been a positive contributor to the overall performance of the portfolio in the prior fiscal year; however, it detracted in the current period following the reporting of disappointing financial results. With respect to Calpine, the portfolio was overweight in its secured bonds, but as its unsecured bonds rallied more in price than its secured bonds, fund returns relative to the index were negatively affected.9 Also detracting from performance was the fact that the portfolio did not own Revlon, whose bonds rallied after the company completed a debt-for-equity swap. Finally, an underweight in MCI, Inc. early in the period dampened results as MCI, Inc.'s bonds rallied on the company's emergence from bankruptcy.

9 Secured debt is backed by a claim of the bondholder on the property of the issuer in the case of default. Unsecured debt is not backed by a claim on property.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: During the past six months, the CCC/split CCC and single B quality segments were among the best-performing quality segments, returning 2.64% and 2.39%, respectively. As a result, the portfolio's overweight in these credit quality areas was a positive contributor to performance. Keeping on course with our strategy, we continued to find good relative-value opportunities in securities in the middle quality spectrum. Although we remained overweight in the middle-quality segment of the market, the overall credit quality composition of the portfolio improved partially as the result of upgrades. For example, Qwest - the fund's largest holding - was a CCC-rated security that was upgraded in June.10

10 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

We remained underweight in the distressed (CC, C and defaulted) area of the market, since historically this area has not produced favorable risk-adjusted performance. This underweight added to results, as this quality segment underperformed, with a return of -0.33%, due largely to a sharp downturn in May. Also adding to return was our underweight in higher-quality securities (those rated split BB and above), which, as a group, returned 1.33% for the period. These securities, which have a higher correlation to Treasuries, lagged in return as Treasury yields increased (and prices fell) during the period.

Q: The fund employs leverage, or borrowed money. Will you discuss this aspect of your strategy?

A: "Leverage" means that we can invest more money than the fund actually holds in assets. Coming into the semiannual reporting period, we held the fund's leveraged position at roughly 3% of assets. (This means that the fund held about $103 in investments for every $100 in assets.) We began to increase this position due to our favorable view of the high-yield market, and we reached a high of approximately 9% in late February. Given the favorable performance of the asset class, this positioning proved beneficial to performance. However, as we entered a period of increased short-term concerns - such as rising short-term interest rates, higher oil prices and geopolitical risks - later in the period, we reduced the fund's leverage.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the short- and mid-term, as economic activity is robust, defaults should remain low, and valuations are reasonable. Naturally, issues such as the US presidential election, the direction of interest rates and potential geopolitical events or concerns have the potential to weigh on market performance during the remainder of the year. However, the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place - a positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates eventually may have a negative impact on the market, we would not expect this to occur in a meaningful way in the near term.

Given our positive outlook for the asset class as a whole, we will remain modestly aggressive and will seek to add value over the long term through our security selection. For the time being, we will continue to maintain an overweight in middle-quality securities, but we anticipate a number of credits held in this credit quality segment will be upgraded. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	1/31/04

Corporate Bonds	75%	86%
Foreign Bonds - US$ Denominated	18%	14%
Cash Equivalents, net*	3%	-5%
Convertible Bonds	1%	1%
US Government Backed	-	1%
Foreign Bonds - Non US$ Denominated	1%	1%
Asset Backed	1%	1%
Preferred Stocks	1%	1%
	100%	100%

Corporate Bond Diversification	7/31/04	1/31/04

Consumer Discretionary	25%	27%
Industrials	17%	16%
Materials	14%	11%
Telecommunication Services	13%	12%
Financials	9%	7%
Energy	8%	10%
Utilities	7%	8%
Consumer Staples	3%	4%
Health Care	3%	3%
Information Technology	1%	2%
	100%	100%

* Includes other assets and liabilities.
Asset allocation and corporate bond diversification are subject to change.

Quality	7/31/04	1/31/04

US Government Backed	-	1%
Cash Equivalents, net*	3%	-5%
BBB	2%	2%
BB	26%	25%
B	53%	57%
CCC	15%	16%
CC	1%	1%
Not Rated	-	3%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	7/31/04	1/31/04

Less than 1 year	2%	2%
1 < 5 years	22%	49%
5 < 7 years	28%	38%
7 years or greater	48%	11%
	100%	100%

* Includes other assets and liabilities.

Weighted average effective maturity: 7.84 years and 7.91 years, respectively.

Quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004 (Unaudited)

	Principal Amount $ (c)	Value ($)

Corporate Bonds 75.4%
Consumer Discretionary 18.5%
Adesa, Inc., 7.625%, 6/15/2012	440,000	448,250
Advantica Restaurant Co.:
11.25%, 1/15/2008	460,000	474,375
12.75%, 9/30/2007 (d)	340,000	365,500
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	625,000	576,562
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	545,000	527,969
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	530,000	484,950
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (d)	545,000	525,925
Boca Resorts, Inc., 9.875%, 4/15/2009	495,000	521,606
Cablevision Systems Corp., 144A, 5.67%, 4/1/2009** (d)	185,000	187,775
Cablevision Systems New York Group, "A", 144A, 8.0%, 4/15/2012 (d)	180,000	176,850
Carrols Corp., 9.5%, 12/1/2008 (d)	335,000	345,050
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,535,000	894,250
9.625%, 11/15/2009 (d)	780,000	592,800
10.25%, 9/15/2010	1,545,000	1,556,587
Choctaw Resort Development Enterprises, 9.25%, 4/1/209 (d)	650,000	698,750
Circus & Eldorado, 10.125%, 3/1/2012 (d)	475,000	479,156
CSC Holdings, Inc., 7.875%, 12/15/2007 (d)	615,000	645,750
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,780,000	3,294,300
DIMON, Inc.:
6.25%, 3/31/2007	300,000	277,500
7.75%, 6/1/2013	60,000	56,400
Series B, 9.625%, 10/15/2011	1,535,000	1,596,400
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar DBS Corp., 6.375%, 10/1/2011	425,000	421,813
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	400,000	230,000
Foot Locker, Inc., 8.5%, 1/15/2022	195,000	203,775
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	43,425
General Motors Corp., 8.25%, 7/15/2023	735,000	763,690
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	535,000	428,669
Jacobs Entertainment Co., 11.875%, 2/1/2009	740,000	832,500
Kellwood Co., 7.625%, 10/15/2017	265,000	283,928
LCE Acquisition Corp., 144A, 9.0%, 8/1/2014	220,000	216,700
Levi Strauss & Co., 12.25%, 12/15/2012 (d)	730,000	740,950
Lin Television Corp., 6.5%, 5/15/2013 (d)	125,000	121,250
Mediacom LLC, 9.5%, 1/15/2013 (d)	835,000	772,375
MGM MIRAGE, 8.375%, 2/1/2011 (d)	360,000	385,200
NCL Corp., 144A, 10.625%, 7/15/2014	525,000	533,531
Park Place Entertainment Corp., 9.375%, 2/15/2007	130,000	142,513
Paxson Communications Corp., 10.75%, 7/15/2008	290,000	295,800
PEI Holding, Inc., 11.0%, 3/15/2010	455,000	527,800
Petro Stopping Centers, 9.0%, 2/15/2012	1,125,000	1,141,875
Premier Entertainment Biloxi LLC/Finance, 144A, 10.75%, 2/1/2012	290,000	305,950
PRIMEDIA, Inc.:
144A, 6.615%, 5/15/2010	780,000	792,675
8.875%, 5/15/2011 (d)	395,000	388,087
Remington Arms Co., 10.5%, 2/1/2011	480,000	470,400
Renaissance Media Group LLC, 10.0%, 4/15/2008	535,000	549,713
Rent-Way, Inc., 11.875%, 6/15/2010	135,000	148,500
Restaurant Co., 11.25%, 5/15/2008	610,919	617,028
Sbarro, Inc., 11.0%, 9/15/2009	440,000	389,400
Schuler Homes, Inc., 10.5%, 7/15/2011 (d)	795,000	910,275
Scientific Games Corp., 12.5%, 8/15/2010	225,000	259,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,120,000	1,156,400
8.75%, 12/15/2011	605,000	650,375
Sonic Automotive, Inc., 8.625%, 8/15/2013	370,000	380,175
Toys "R" Us, Inc.:
7.375%, 10/15/2018	850,000	807,500
7.875%, 4/15/2013 (d)	340,000	347,650
Trump Holdings & Funding, 12.625%, 3/15/2010	590,000	603,275
TRW Automotive, Inc.:
11.0%, 2/15/2013	245,000	294,000
11.75%, 2/15/2013	185,000	268,989
United Auto Group, Inc., 9.625%, 3/15/2012 (d)	565,000	618,675
Venetian Casino Resort LLC, 11.0%, 6/15/2010	265,000	302,100
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	395,000	408,825
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	325,000	344,500
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	545,000	539,550
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (d)	325,000	326,625
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009 (d)	575,192	547,151
Young Broadcasting, Inc., Series A, 8.75%, 1/15/2014 (d)	764,000	725,800
		35,966,142
Consumer Staples 2.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	221,000	232,050
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	490,000	488,775
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	425,000	459,000
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012 (d)	595,000	583,100
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	300,000	288,000
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	100,000	101,500
Revlon, Inc., 7.58%, 7/9/2010	105,000	107,116
Revlon Consumer Products Corp., 9.0%, 11/1/2006	220,000	217,800
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	150,000	141,750
6.875%, 8/15/2013 (d)	515,000	471,225
11.25%, 7/1/2008	770,000	850,850
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	240,000	241,200
Stater Brothers Holdings, Inc., 144A, 5.06%, 6/15/2010**	110,000	112,200
Swift & Co., 12.5%, 1/1/2010	70,000	74,725
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	120,000	132,600
Wornick Co., 144A, 10.875%, 7/15/2011	530,000	551,200
		5,053,091
Energy 6.3%
Avista Corp., 9.75%, 6/1/2008	855,000	1,004,625
Chesapeake Energy Corp.:
6.875%, 1/15/2016	305,000	300,425
144A, 7.0%, 8/15/2014	110,000	111,100
9.0%, 8/15/2012	195,000	221,569
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,635,000	1,896,600
Continental Resources, Inc., 10.25%, 8/1/2008 (d)	945,000	978,075
Edison Mission Energy, 7.73%, 6/15/2009 (d)	1,060,000	1,094,450
El Paso Production Holdings Corp., 7.75%, 6/1/2013	1,355,000	1,290,637
FirstEnergy Corp.:
Series B, 6.45%, 11/15/2011 (d)	585,000	618,774
Series C, 7.375%, 11/15/2031	175,000	189,104
Mission Resources Corp., 144A, 9.875%, 4/1/2011	345,000	365,700
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	695,000	708,900
ON Semiconductor Corp., 13.0%, 5/15/2008 (d)	695,000	783,613
Southern Natural Gas, 8.875%, 3/15/2010 (d)	565,000	622,913
Stone Energy Corp., 8.25%, 12/15/2011	730,000	768,325
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	470,000	472,350
8.125%, 3/15/2012 (d)	140,000	152,950
8.75%, 3/15/2032	670,000	706,012
		12,286,122
Financials 6.6%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,195,000	1,184,544
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	307,000	300,093
144A, 8.5%, 1/31/2012	400,000	391,000
AmeriCredit Corp., 9.25%, 5/1/2009	1,040,000	1,092,000
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	280,000	174,473
BF Saul REIT, 7.5%, 3/1/2014 (d)	945,000	940,275
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	455,000	455,000
DA-Lite Screen Co., Inc., 144A, 9.5%, 5/15/2011	275,000	287,719
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	174,496	174,496
144A, 16.0%, 5/15/2012	176,208	198,234
Dollar Financial Group, Inc., 9.75%, 11/15/2011	270,000	288,900
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	765,000	768,825
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012 (PIK)*	1,670,516	16,706
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	660,000	755,501
FINOVA Group, Inc., 7.5%, 11/15/2009	1,989,682	1,124,170
FRD Acquisition Co., Series B, 12.5%, 7/15/2049*	120,000	0
Global eXchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	220,000	182,600
iStar Financial, Inc., 6.0%, 12/15/2010	505,000	511,178
Poster Financial Group, 144A, 8.75%, 12/1/2011 (d)	450,000	456,750
PXRE Capital Trust I, 8.85%, 2/1/2027	240,000	237,600
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	1,080,000	799,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (d)	560,000	655,200
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	285,000	290,700
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	440,000	363,000
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	410,000	321,850
UGS Corp., 144A, 10.0%, 6/1/2012	75,000	79,500
Universal City Development, 11.75%, 4/1/2010 (d)	765,000	887,400
		12,936,914
Health Care 2.4%
aaiPharma, Inc., Step-up Coupon, 11.0% to 4/1/2010 (d)	560,000	464,800
AmeriPath, Inc., 10.5%, 4/1/2013 (d)	355,000	360,325
AmerisourceBergen Corp., 7.25%, 11/15/2012 (d)	175,000	182,438
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	365,000	330,325
Hanger Orthopedic Group, 10.375%, 2/15/2009 (d)	555,000	557,775
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (d)	245,000	263,987
Interactive Health LLC, 144A, 7.25%, 4/1/2011	355,000	319,500
Tenet Healthcare Corp., 6.375%, 12/1/2011 (d)	2,420,000	2,159,850
		4,639,000
Industrials 13.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	400,000	430,000
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	385,000	398,475
Allied Waste North America, Inc.:
5.75%, 2/15/2011	945,000	890,662
Series B, 8.875%, 4/1/2008 (d)	225,000	245,250
American Commercial Lines LLC, 3.0%, 6/30/2006	650,000	628,225
AMI Semiconductor, Inc., 10.75%, 2/1/2013	249,000	290,085
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	175,000	189,000
Argo-Tech Corp., 144A, 9.25%, 6/1/2011	160,000	168,000
Avondale Mills, Inc., 10.25%, 7/1/2013 (d)	680,000	346,800
Browning-Ferris Industries:
7.4%, 9/15/2035	495,000	452,925
9.25%, 5/1/2021	305,000	337,025
Cenveo Corp., 7.875%, 12/1/2013	525,000	479,063
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	350,000	360,500
Collins & Aikman Floor Covering, Series B, 9.75%, 2/15/2010	935,000	967,725
Collins & Aikman Products Co., 10.75%, 12/31/2011	945,000	963,900
Congoleum Corp., 8.625%, 8/1/2008*	410,000	334,150
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	615,000	538,125
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	565,000	559,350
Corrections Corp. of America, 9.875%, 5/1/2009	625,000	694,531
Dana Corp.:
7.0%, 3/1/2029	855,000	846,450
9.0%, 8/15/2011	395,000	466,100
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	145,000	82,650
7.9%, 12/15/2009 (d)	390,000	152,100
Erico International Corp., 144A, 8.875%, 3/1/2012	300,000	307,500
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	250,000	136,875
Geo Sub Corp., 144A, 11.0%, 5/15/2012	365,000	366,825
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	300,000	296,031
GS Technologies Operating Co., 12.0%, 9/1/2004*	630,536	1,576
Hercules, Inc.:
144A, 6.75%, 10/15/2029	315,000	308,700
11.125%, 11/15/2007	660,000	772,200
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	615,000	673,425
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	425,000	427,125
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	680,000	758,200
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	135,000	148,500
J Crew Operating Corp., 10.375%, 10/15/2007	20,000	20,400
Joy Global, Inc., 8.75%, 3/15/2012	45,000	50,625
Kansas City Southern:
7.5%, 6/15/2009	620,000	623,875
9.5%, 10/1/2008	885,000	969,075
Laidlaw International, Inc., 10.75%, 6/15/2011	575,000	636,813
Meritage Corp., 7.0%, 5/1/2014	495,000	475,200
Millennium America, Inc.:
7.625%, 11/15/2026	1,165,000	1,019,375
9.25%, 6/15/2008 (d)	320,000	345,600
144A, 9.25%, 6/15/2008	625,000	675,000
Motors and Gears, Inc., 10.75%, 11/15/2006	805,000	716,450
Samsonite Corp., 144A, 8.875%, 6/1/2011	360,000	366,300
Sea Containers Ltd., "A", 10.5%, 5/15/2012	485,000	483,787
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	950,000	912,000
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (d)	515,000	478,950
10.375%, 7/1/2012	445,000	470,588
Tenneco Automotive, Inc., 11.625%, 10/15/2009	190,000	203,775
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	380,000	437,000
Thermadyne Holdings Corp., 9.25%, 2/1/2014	470,000	470,000
United Rentals North America, Inc., 6.5%, 2/15/2012	750,000	723,750
Westlake Chemical Corp., 8.75%, 7/15/2011	240,000	263,400
		25,360,011
Information Technology 0.9%
Activant Solutions, Inc., 10.5%, 6/15/2011	450,000	470,813
Itron, Inc., 144A, 7.75%, 5/15/2012	235,000	235,588
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (d)	884,000	674,050
7.25%, 7/15/2006	295,000	304,587
		1,685,038
Materials 10.3%
Aqua Chemical, Inc., 11.25%, 7/1/2008	625,000	468,750
ARCO Chemical Co., 9.8%, 2/1/2020 (d)	2,385,000	2,373,075
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,390,000	973,000
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	660,000	683,100
Constar International, Inc., 11.0%, 12/1/2012	315,000	305,944
Dayton Superior Corp.:
10.75%, 9/15/2008	455,000	466,375
13.0%, 6/15/2009	690,000	627,900
Equistar Chemicals LP:
8.75%, 2/15/2009	90,000	92,925
10.625%, 5/1/2011 (d)	210,000	233,100
Euramax International, Inc., 8.5%, 8/15/2011	190,000	196,650
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	735,000	316,050
Georgia-Pacific Corp.:
7.375%, 12/1/2025	490,000	478,975
8.0%, 1/15/2024	1,300,000	1,355,250
9.375%, 2/1/2013 (d)	940,000	1,090,400
Hexcel Corp., 9.75%, 1/15/2009 (d)	375,000	393,750
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	605,000	686,675
Huntsman International LLC, 11.625%, 10/15/2010	775,000	862,188
IMC Global, Inc., 10.875%, 8/1/2013	530,000	646,600
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	1,035,000	980,662
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	740,000	764,050
MMI Products, Inc., Series B, 11.25%, 4/15/2007	340,000	334,900
Neenah Corp.:
144A, 11.0%, 9/30/2010	662,000	708,340
144A, 13.0%, 9/30/2013	511,433	516,547
Omnova Solutions, Inc., 11.25%, 6/1/2010	175,000	192,500
Owens-Brockway Glass Container, 8.25%, 5/15/2013	1,005,000	1,052,737
Oxford Automotive Inc, 144A, 12.0%, 10/15/2010	565,000	435,050
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	115,000	101,775
11.125%, 9/1/2009	510,000	550,800
13.0%, 6/1/2010 (d)	105,000	95,813
Portola Packaging, Inc., 144A, 8.25%, 2/1/2012 (d)	100,000	86,000
TriMas Corp., 9.875%, 6/15/2012	1,205,000	1,259,225
United States Steel LLC, 9.75%, 5/15/2010 (d)	568,000	631,900
		19,961,006
Telecommunication Services 9.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,715,000	1,492,050
American Tower Corp.:
144A, 7.5%, 5/1/2012 (d)	385,000	378,263
9.375%, 2/1/2009 (d)	689,000	735,507
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	215,000	201,025
8.375%, 1/15/2014 (d)	1,835,000	1,614,800
Crown Castle International Corp.:
7.5%, 12/1/2013 (d)	50,000	49,875
9.375%, 8/1/2011	95,000	107,113
Dobson Communications Corp., 8.875%, 10/1/2013	1,135,000	856,925
GCI, Inc., 144A, 7.25%, 2/15/2014	390,000	374,400
Insight Midwest LP, 9.75%, 10/1/2009 (d)	315,000	326,025
LCI International, Inc., 7.25%, 6/15/2007 (d)	810,000	729,000
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	170,000	145,350
MCI, Inc.:
6.688%, 5/1/2009 (d)	845,000	778,456
7.735%, 5/1/2014	1,240,000	1,117,550
Nextel Communications, Inc., 5.95%, 3/15/2014	395,000	374,263
Nextel Partners, Inc., 8.125%, 7/1/2011 (d)	535,000	551,050
Northern Telecom Capital, 7.875%, 6/15/2026	1,135,000	1,049,875
PanAmSat Corp., 144A, 9.0%, 8/15/2014	795,000	795,000
Qwest Corp., 7.25%, 9/15/2025	1,685,000	1,470,162
Qwest Services Corp.:
6.95%, 6/30/2010	815,000	805,933
144A, 13.5%, 12/15/2010	1,190,000	1,393,788
144A, 14.0%, 12/15/2014	763,000	915,600
Rural Cellular Corp., 9.875%, 2/1/2010	485,000	483,787
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	540,000	409,050
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	210,000	195,300
Ubiquitel Operating Co.: 144A, 9.875%, 3/1/2011	660,000	655,050
9.875%, 3/1/2011	20,000	20,100
US Unwired, Inc., 144A, 10.0%, 6/15/2012	395,000	401,912
Western Wireless Corp., 9.25%, 7/15/2013	70,000	71,575
		18,498,784
Utilities 5.3%
AES Corp., 144A, 8.75%, 5/15/2013	275,000	300,438
Calpine Corp.:
7.75%, 4/15/2009	320,000	195,200
144A, 8.5%, 7/15/2010 (d)	1,170,000	941,850
8.625%, 8/15/2010	200,000	124,000
CMS Energy Corp.:
7.5%, 1/15/2009 (d)	680,000	693,600
144A, 7.75%, 8/1/2010 (d)	265,000	270,962
8.5%, 4/15/2011 (d)	1,160,000	1,218,000
DPL, Inc., 6.875%, 9/1/2011 (d)	1,150,000	1,170,125
Illinova Corp., 11.5%, 12/15/2010	1,150,000	1,368,500
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,225,000	2,275,062
PG&E Corp., 144A, 6.875%, 7/15/2008	600,000	636,750
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	950,000	1,026,000
		10,220,487
Total Corporate Bonds (Cost $147,777,302)		146,606,595
Foreign Bonds - US$ Denominated 18.2%
Abitibi-Consolidated, Inc., 144A, 5.02%, 6/15/2011**	140,000	142,450
Alestra SA de RL de CV, 8.0%, 6/30/2010	355,000	287,550
Antenna TV SA, 9.0%, 8/1/2007	382,000	385,820
Aries Vermogensverwaltungs, 144A, 9.6%, 10/25/2014	750,000	793,125
Avecia Group PLC, 11.0%, 7/1/2009	1,210,000	925,650
Axtel SA, 144A, 11.0%, 12/15/2013	665,000	648,375
BCP Caylux Holdings Luxembourg SCA, 144A, 9.625%, 6/15/2014 (d)	655,000	682,837
Biovail Corp., 7.875%, 4/1/2010 (d)	925,000	929,625
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	375,000	233,438
Cascades, Inc., 7.25%, 2/15/2013	700,000	714,000
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	720,000	640,800
Conproca SA de CV, 12.0%, 6/16/2010	450,000	562,500
Corp Durango SA, 144A, 13.75%, 7/15/2009*	700,000	372,750
Corporacion Durango SA, 13.125%, 8/1/2006* (d)	190,000	101,175
CP Ships Ltd., 10.375%, 7/15/2012	555,000	638,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	310,000	355,725
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	400,000	408,240
Eircom Funding, 8.25%, 8/15/2013	495,000	519,750
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	465,000	511,500
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,360,000	1,380,400
Federative Republic of Brazil, 8.875%, 4/15/2024 (d)	235,000	199,163
Flextronics International Ltd., 6.5%, 5/15/2013	285,000	280,013
Gaz Capital SA, 144A, 8.625%, 4/28/2034 (d)	425,000	419,687
Gazprom OAO, 144A, 9.625%, 3/1/2013	455,000	476,044
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012 (d)	700,000	670,250
Innova S. de R.L., 9.375%, 9/19/2013 (d)	695,000	733,225
INTELSAT, 6.5%, 11/1/2013	315,000	281,093
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	620,000	697,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	620,000	635,500
LeGrand SA, 8.5%, 2/15/2025	640,000	675,200
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	495,000	499,918
Luscar Coal Ltd., 9.75%, 10/15/2011 (d)	525,000	590,625
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	540,000	540,000
Mizuho Financial Group, 8.375%, 12/29/2049	380,000	398,164
Mobifon Holdings BV, 12.5%, 7/31/2010	760,000	872,100
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	400,000	380,000
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	745,000	715,200
Nortel Networks Corp., 6.875%, 9/1/2023 (d)	245,000	216,213
Nortel Networks Ltd., 6.125%, 2/15/2006 (d)	1,750,000	1,747,812
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,765,036	1,870,938
Republic of Argentina:
11.375%, 3/15/2010*	955,000	296,050
Series BGL5, 11.375%, 1/30/2017*	475,000	152,237
11.75%, 12/31/2049*	210,000	66,150
11.76%, 4/7/2009*	350,000	108,500
Series 2031, 12.0%, 6/19/2031*	153,700	42,652
12.375%, 2/21/2012*	485,000	157,625
Republic of Turkey:
11.0%, 1/14/2013	175,000	201,687
11.5%, 1/23/2012	80,000	93,800
Republic of Uruguay:
7.5%, 3/15/2015	145,000	117,088
7.875%, 1/15/2033	153,000	108,630
Republic of Venezuela:
5.375%, 8/7/2010	210,000	173,250
9.25%, 9/15/2027	25,000	22,175
Rhodia SA:
144A, 7.625%, 6/1/2010 (d)	720,000	662,400
144A, 10.25%, 6/1/2010 (d)	255,000	260,100
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	195,000	181,838
Shaw Communications, Inc.:
Series B, 7.2%, 12/15/2011	70,000	73,007
Series B, 7.25%, 4/6/2011	545,000	568,389
8.25%, 4/11/2010 (d)	770,000	841,641
Sistema Capital SA, 144A, 8.875%, 1/28/2011	315,000	303,975
Stena AB, 9.625%, 12/1/2012	135,000	147,150
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,730,000	1,120,175
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	1,730,000	1,790,550
TFM SA de CV:
10.25%, 6/15/2007 (d)	1,435,000	1,442,175
Step-up Coupon, 11.75% to 6/15/2009	730,000	726,350
12.5%, 6/15/2012 (d)	537,000	575,932
United Mexican States, 6.625%, 3/3/2015 (d)	105,000	106,680
Vicap SA, 11.375%, 5/15/2007 (d)	260,000	260,000
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	170,000	161,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	560,000	516,600
Total Foreign Bonds - US$ Denominated (Cost $35,479,261)		35,410,955

Foreign Bonds - Non US$ Denominated 1.5%
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014 EUR	315,000	373,788
Huntsman International LLC, 10.125%, 7/1/2009 EUR	465,000	555,974
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,145,000	1,499,719
Republic of Argentina:
8.0%, 2/26/2008* EUR	355,000	109,846
Series FEB, 8.0%, 2/26/2008* EUR	260,000	81,232
10.25%, 2/6/2049* EUR	398,808	132,028
10.5%, 11/14/2049* EUR	168,726	52,715
11.25%, 4/10/2006* EUR	153,388	48,383
12.0%, 9/19/2016* EUR	25,565	8,140
Total Foreign Bonds - Non US$ Denominated (Cost $2,532,960)		2,861,825

Convertible Bonds 0.2%
DIMON, Inc., 6.25%, 3/31/2007	365,000	337,625
HIH Capital Ltd.:
144A, 7.51%, 9/25/2006	35,000	30,800
144A, 7.51%, 9/25/2006	135,000	121,500
Total Convertible Bonds (Cost $485,540)		489,925

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007	1,000,000	1,032,500
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010	184,858	173,767
Total Asset Backed (Cost $1,169,145)		1,206,267

	Shares	Value ($)

Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	2,211	3,538
IMPSAT Fiber Networks, Inc.*	16,780	103,197
Rhodia SA	235,000	316,274
Viatel, Inc.*	6,136	0
Total Common Stocks (Cost $1,391,481)		423,009
Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,230	13
Orbital Imaging Corp., 144A*	700	0
Total Warrants (Cost $0)		13

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25% (PIK)	78	674,700
TNP Enterprises, Inc., 14.5%, Series D (PIK)	2,476	295,860
Total Preferred Stocks (Cost $924,394)		970,560

Convertible Preferred Stock 0.4%
Hercules Trust II "Unit" (Cost $712,274)	1,135	839,900

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	2,283	12,899
SpinCycle, Inc., "F"*	16	90
Total Other (Cost $5,579)		12,989

	Shares	Value ($)

Securities Lending Collateral 15.6%
Daily Assets Fund Institutional, 1.30% (e) (f) (Cost $30,339,598)	30,339,598	30,339,598

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $618,535)	618,535	618,535

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,436,069) (a)	112.9	219,780,171
Other Assets and Liabilities, Net	(12.9)	(25,139,808)
Net Assets	100.0	194,640,363

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** The securities are shown at their current rate as of July 31, 2004.
(a) The cost for federal income tax purposes was $221,587,646. At July 31, 2004, net unrealized depreciation for all securities based on tax cost was $1,807,475. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,007,109 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,814,584.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $29,730,560, which is 15.3% of total net assets.
(e) Daily Asset Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.
PIK denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $190,477,936)	$ 188,822,038
Investment in Scudder Cash Management QP Trust (cost $618,535)	618,535
Investment in Daily Assets Fund Institutional (cost $30,339,598)*	30,339,598
Total investments in securities, at value (cost $221,436,069)	219,780,171
Cash	2,282,308
Foreign currency, at value ($626,681)	614,766
Receivable for investments sold	4,469,897
Interest receivable	4,264,853
Unrealized appreciation on forward currency exchange contracts	72,940
Receivable for Fund shares sold	1,334,843
Total assets	232,819,778
Liabilities
Payable upon return of securities loaned	30,339,598
Payable for investments purchased	7,396,408
Payable for Fund shares redeemed	97,685
Accrued management fee	100,844
Other accrued expenses and payables	244,880
Total liabilities	38,179,415
Net assets, at value	$ 194,640,363
Net Assets
Net assets consist of: Undistributed net investment income	1,532,654
Net unrealized appreciation (depreciation) on: Investments	(1,655,898)
Foreign currency related transactions	68,362
Accumulated net realized gain (loss)	(63,309,531)
Paid-in capital	258,004,776
Net assets, at value	$ 194,640,363

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($18,547,731 / 2,026,853 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.15
Maximum offering price per share (100 / 95.5 of $9.15)	$ 9.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,342,474 / 1,021,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.15
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,443,497 / 594,709 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.15
Class AARP Net Asset Value, offering and redemption price (a) per share ($46,463,602 / 5,044,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.21
Class S Net Asset Value, offering and redemption price (a) per share ($114,843,059 / 12,551,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.15

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 8,934,463
Interest - Scudder Cash Management QP Trust	14,605
Dividends	151,054
Securities lending income	30,073
Total Income	9,130,195
Expenses: Management fee	556,679
Administrative fee	93,618
Distribution service fees	96,402
Services to shareholders	110,745
Custodian and accounting fees	78,749
Auditing	23,302
Legal	15,372
Reports to shareholders	12,322
Registration fees	19,886
Trustees' fees and expenses	959
Interest expense	136,794
Other	3,102
Total expenses, before expense reductions	1,147,930
Expense reductions	(10,753)
Total expenses, after expense reductions	1,137,177
Net investment income	7,993,018
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,358,975)
Foreign currency related transactions	(22,701)
(1,381,676)
Net unrealized appreciation (depreciation) during the period on: Investments	(4,018,730)
Foreign currency related transactions	60,786
(3,957,944)
Net gain (loss) on investment transactions	(5,339,620)
Net increase (decrease) in net assets resulting from operations	$ 2,653,398

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2004 (Unaudited)	Year Ended January 31, 2004
Operations: Net investment income	$ 7,993,018	$ 13,829,504
Net realized gain (loss) on investment transactions	(1,381,676)	2,948,108
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,957,944)	18,471,797
Net increase (decrease) in net assets resulting from operations	2,654,398	35,249,409
Distributions to shareholders from: Net investment income: Class A	(748,776)	(1,098,251)
Class B	(403,470)	(839,022)
Class C	(183,075)	(255,039)
Class AARP	(1,863,159)	(2,210,204)
Class S	(4,879,387)	(8,929,792)
Fund share transactions: Proceeds from shares sold	40,090,547	74,070,951
Reinvestment of distributions	4,638,014	7,965,119
Cost of shares redeemed	(34,741,686)	(47,995,413)
Redemption fees	61,532	50,177
Net increase (decrease) in net assets from Fund share transactions	10,048,407	34,090,834
Increase (decrease) in net assets	4,643,938	56,007,935
Net assets at beginning of period	190,016,425	134,008,490
Net assets at end of period (including undistributed net investment income of $1,532,654 and $1,617,503, respectively)	$ 194,640,363	$ 190,016,425

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.39	.75	.83	.52
Net realized and unrealized gain (loss) on investment transactions	(.26)	1.20	(.82)[d]	(.51)
Total from investment operations	.13	1.95	.01	.01
Less distributions from: Net investment income	(.39)	(.73)	(.81)	(.51)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.15	$ 9.41	$ 8.19	$ 8.99
Total Return (%)[e]	1.32f**	24.91	.40[d]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	18	11	9
Ratio of expenses before expense reductions (%)	1.36*	1.21	1.09	1.23*
Ratio of expenses after expense reductions (%)	1.34g*	1.21	1.09	1.23*
Ratio of net investment income (%)	8.45*	8.53	9.91	9.24*
Portfolio turnover rate (%)	165*	173	117	61
[a] For the six months ended July 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratio of expenses excluding interest expense was 1.19% for the period ended July 31, 2004.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended January 31,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.18	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.35	.68	.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.26)	1.21	(.83)[d]	(.50)
Total from investment operations	.09	1.89	(.07)	(.03)
Less distributions from: Net investment income	(.35)	(.66)	(.74)	(.47)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.15	$ 9.41	$ 8.18	$ 8.99
Total Return (%)[e]	1.01f**	23.79	(.41)[d]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	13	9	9
Ratio of expenses before expense reductions (%)	2.22*	2.03	1.91	2.03*
Ratio of expenses after expense reductions (%)	2.17g*	2.03	1.91	2.03*
Ratio of net investment income (%)	7.61*	7.71	9.09	8.44*
Portfolio turnover rate (%)	165*	173	117	61
[a] For the six months ended July 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratio of expenses excluding interest expense was 2.03% for the period ended July 31, 2004.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended January 31,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[c]	.35	.69	.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.27)	1.20	(.81)[d]	(.50)
Total from investment operations	.08	1.89	(.05)	(.03)
Less distributions from: Net investment income	(.35)	(.66)	(.75)	(.47)
Redemption fees	.00***	.00***	.00***	.01
Net asset value, end of period	$ 9.15	$ 9.42	$ 8.19	$ 8.99
Total Return (%)[e]	.93f**	23.94	(.39)[d]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	3	2
Ratio of expenses before expense reductions (%)	2.16*	1.98	1.86	2.00*
Ratio of expenses after expense reductions (%)	2.15g*	1.98	1.86	2.00*
Ratio of net investment income (%)	7.64*	7.75	9.14	8.47*
Portfolio turnover rate (%)	165*	173	117	61
[a] For the six months ended July 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratio of expenses excluding interest expense was 2.00% for the period ended July 31, 2004.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended January 31,	2004[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.48	$ 8.23	$ 9.03	$ 10.13	$ 10.20
Income (loss) from investment operations: Net investment income[d]	.40	.78	.84	.88	.36
Net realized and unrealized gain (loss) on investment transactions	(.27)	1.22	(.81)[e]	(1.07)	(.10)
Total from investment operations	.13	2.00	.03	(.19)	.26
Less distributions from: Net investment income	(.40)	(.75)	(.83)	(.92)	(.35)
Redemption fees	.00f***	.00***	.00***	.01	.02
Net asset value, end of period	$ 9.21	$ 9.48	$ 8.23	$ 9.03	$ 10.13
Total Return (%)	1.45f**	25.21	.79[e]	(1.76)	2.89f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	40	15	11	2
Ratio of expenses before expense reductions (%)	1.11*	.95	.91	.95	.94*
Ratio of expenses after expense reductions (%)	1.11g*	.95	.91	.95	.93*
Ratio of net investment income (%)	8.68*	8.78	10.09	9.32	11.18*
Portfolio turnover rate (%)	165*	173	117	61	63
[a] For the six months ended July 31, 2004 (Unaudited).
[b] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[f] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[g] The ratio of expenses excluding interest expense was .96% for the period ended July 31, 2004.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S
Years Ended January 31,	2004[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.41	$ 8.18	$ 9.00	$ 10.12	$ 11.36	$ 12.40
Income (loss) from investment operations:
Net investment income[c]	.40	.77	.84	.88	1.10	1.16
Net realized and unrealized gain (loss) on investment transactions	(.26)	1.21	(.83)[d]	(1.09)	(1.23)	(1.06)
Total from investment operations	.14	1.98	.01	(.21)	(.13)	.10
Less distributions from:
Net investment income	(.40)	(.75)	(.83)	(.92)	(1.12)	(1.15)
Redemption fees	.00e***	.00***	.00***	.01	.01	.01
Net asset value, end of period	$ 9.15	$ 9.41	$ 8.18	$ 9.00	$ 10.12	$ 11.36
Total Return (%)	1.46e,f**	25.25	.56[d]	(1.97)	(.84)[f]	1.04[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	115	97	117	127	153
Ratio of expenses before expense reductions (%)	1.12*	.95	.91	.95	1.18[g]	1.09
Ratio of expenses after expense reductions (%)	1.11h*	.95	.91	.95	.82[g]	.75
Ratio of net investment income (%)	8.67*	8.78	10.09	9.32	10.61	9.68
Portfolio turnover rate (%)	165*	173	117	61	63	53
[a] For the six months ended July 31, 2004 (Unaudited).
[b] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
[e] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
[h] The ratio of expenses excluding interest expense was .97% for the period ended July 31, 2004.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the "Fund"), is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,876,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,949,000), January 31, 2008 ($7,098,000), January 31, 2009 ($13,824,000), January 31, 2010 ($13,608,000), January 31, 2011 ($21,052,000) and January 31, 2012, ($3,345,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 3842-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through January 31, 2004, the Fund incurred approximately $303,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment securities transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $159,883,653 and $164,383,091, respectively. Purchases and sales of US Treasury obligations aggregated $558,713 and $1,804,679, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

For the six months ended July 31, 2004, the Advisor has agreed to reimburse the Fund $710 for service provider expenses.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.00% for Class A, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

For the period February 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 8,906
Class B	7,453
Class C	2,643
Class AARP	19,838
Class S	54,778
$ 93,618

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not imposed	Unpaid at July 31, 2004
Class A	$ 8,352	$ 1,228	$ 7,124
Class B	8,539	2,306	6,233
Class C	2,928	298	2,630
Class AARP	16,702	-	16,702
Class S	49,537	4,932	44,605
	$ 86,058	$ 8,764	$ 77,294

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $62,220, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$ 40,310	$ 5,938
Class C	17,382	3,552
	$ 57,692	$ 9,490

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For six months ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$ 19,520	$ 3,413.23%
Class B	13,418	2,100.25%
Class C	5,772	1,184.25%
	$ 38,710	$ 6,697

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2004 aggregated $5,146. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended July 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the six months ended July 31, 2004, the CDSC for Class B and Class C shares aggregated $10,001 and $1,762, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended July 31, 2004 SDI received no payments.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended July 31, 2004, the custodian fees were reduced by $1,279 for custodian credits earned.

F. Forward Foreign Currency Commitments

As of July 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	3,126,349	USD	3,827,115	9/15/2004	72,940

G. Credit Facility

The Fund entered into a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank not to exceed $35,000,000 at any one time and which is available until June 29, 2004. Effective June 30, 2004, the credit facility was increased to $43,000,000 which is available until June 29, 2005.The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The Fund may borrow up to a maximum of 20% of its net assets under the agreement.

At July 31, 2004, interest expense incurred on the borrowings amounted to $136,794 for the six months ended July 31, 2004. The average dollar amount of the borrowings was $13,099,383 and the weighted average interest rate on these borrowings was 1.696%.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,113,743	$ 10,208,964	1,805,244	$ 15,998,541
Class B	109,842	1,014,409	689,833	6,041,307
Class C	195,700	1,790,219	440,754	3,914,573
Class AARP	1,369,835	12,726,659	2,856,972	25,458,994
Class S	1,563,361	14,350,296	2,561,791	22,657,536
		$ 40,090,547		$ 74,070,951
Shares issued to shareholders in reinvestment of distributions
Class A	46,622	$ 427,512	78,603	$ 694,304
Class B	23,643	216,816	52,543	461,763
Class C	11,560	106,027	17,853	157,143
Class AARP	99,174	914,990	132,973	1,183,975
Class S	324,360	2,972,669	623,287	5,467,934
		$ 4,638,014		$ 7,965,119
Shares redeemed
Class A	(1,072,511)	$ (9,864,023)	(1,299,789)	$ (11,341,053)
Class B	(468,002)	(4,288,636)	(490,047)	(4,371,955)
Class C	(112,083)	(1,024,407)	(272,003)	(2,396,469)
Class AARP	(605,242)	(5,596,153)	(585,358)	(5,219,899)
Class S	(1,518,146)	(13,968,467)	(2,820,409)	(24,666,037)
		$ (34,741,686)		$ (47,995,413)
Redemption fees		$ 61,532		$ 50,177
Net increase (decrease)
Class A	87,854	$ 772,453	584,058	$ 5,351,792
Class B	(334,517)	(3,057,411)	252,329	2,131,115
Class C	95,177	871,839	186,604	1,675,247
Class AARP	863,767	8,072,765	2,404,587	21,448,525
Class S	369,575	3,388,761	364,669	3,484,155
		$ 10,048,407		$ 34,090,834

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYIX	SHBDX
Fund Number	147	047

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004